Exhibit 99.2

Subscription Agreement

We, NexPoint Real Estate Finance, Inc., a Maryland corporation (the “Company”), are selling up to a maximum of 16,000,000 shares of Series B Cumulative Redeemable Preferred Stock (the “Share(s)”) in connection with this offering (the “Offering”). Each Share will be sold at a public offering price of $25.00 per Share and will not be certificated.

This subscription agreement (the “Subscription Agreement”) is to be completed by the individual who will be signing the Subscription Agreement. Please complete all applicable sections in their entirety.

The undersigned hereby tenders this Subscription Agreement and applies for the purchase of the dollar amount and Shares set forth below.

1.	INVESTMENT

Purchase Price Per Share (minimum initial purchase of at least $5,000) $

Number of Shares to Purchase (no fractional shares will be issued)

Aggregate Purchase Amount $

☐ Check here if additional purchase and provide the investor information in Section 4

Account # (if applicable)

☐ Check here if the investor qualifies for the Company’s “friends and family” program as described in the prospectus and any supplements thereto.

2.	OWNERSHIP (select only one)

☐	Individual

☐	Joint Tenants with Right of Survivorship	☐	Non-Profit Organization
ADDITIONAL REQUIRED DOCUMENTATION:
☐	Community Property ☐ Tenants in Common		Formation document or other document evidencing authorized signers

☐	Trust	☐	Profit Sharing Plan	☐ KEOGH Plan
	ADDITIONAL REQUIRED DOCUMENTATION:		ADDITIONAL REQUIRED DOCUMENTATION:
	Trustee Certification of Investment Powers form		Pages of plan document that list plan name, date, trustee name(s) and signatures

☐	Estate	☐	Other (please specify)
ADDITIONAL REQUIRED DOCUMENTATION:
	Documents evidencing individuals authorized to act on behalf of the estate	CUSTODIAL QUALIFIED ACCOUNT

☐	Partnership	☐	Traditional IRA	☐ SEP IRA
	ADDITIONAL REQUIRED DOCUMENTATION:	☐	Rollover IRA	☐ Roth IRA
	Partnership Certification of Powers or Certificate of Limited Partnership	☐	SIMPLE IRA	☐ Defined Benefit Plan

☐	UGMA: State of

☐	UTMA: State of

☐	Corporation ☐ C Corp ☐ S Corp
ADDITIONAL REQUIRED DOCUMENTATION:
Articles of Incorporation or Corporate Resolution

☐	Limited Liability Company	For Inherited IRA indicate Decedent's name:

☐	Inherited/Beneficial IRA

Enter Tax Classification below

(C= C Corp, S=S Corp, P=Partnership): ______

ADDITIONAL REQUIRED DOCUMENTATION:

LLC Operating Agreement or Resolution

Partnership Certification of Powers or

Certificate of Limited Partnership

For help completing this form, please call Investor Services at 833-697-7253	1

Subscription Agreement

3.	CUSTODIAN ARRANGEMENT (if applicable)

Name of Custodian		Custodian Tax ID #

Custodian Account #		Custodian Phone #

Mailing Address
	(street)	(city)	(state)	(zip)

Custodian Authorization:

4.	INVESTOR INFORMATION (please print name(s) in which Shares are to be registered)

A.	INDIVIDUAL OWNER/BENEFICIAL OWNER/TRUSTEE

Name	Date of Birth
(first, middle, last)	(mm/dd/yyyy)

Tax ID or SS#	If non-U.S. Citizen, specify country of Citizenship

Street Address
(must include a permanent U.S. street address even if mailing address is a P.O. Box)	(city)	(state)	(zip)

Mailing Address
(leave blank if your U.S. street address and mailing address are the same)	(city)	(state)	(zip)

Daytime Phone #	Email address

B.	JOINT OWNER/BENEFICIAL OWNER/TRUSTEE

Name	Date of Birth
(first, middle, last)	(mm/dd/yyyy)

Tax ID or SS#	If non-U.S. Citizen, specify country of Citizenship

Street Address
(must include a permanent U.S. street address even if mailing address is a P.O. Box)	(city)	(state)	(zip)

Mailing Address
(leave blank if your U.S. street address and mailing address are the same)	(city)	(state)	(zip)

Daytime Phone #	Email address

C.	TRUST/CORPORATION/PARTNERSHIP/OTHER (Trustee(s)/Authorized Person(s) information must be provided in Sections 4A and 4B)

Entity Name/Title of Trust

Date of formation	Tax ID #
(mm/dd/yyyy)
Street Address
(must include a permanent U.S. street address even if mailing address is a P.O. Box)	(city)	(state)	(zip)

Mailing Address
(leave blank if your U.S. street address and mailing address are the same)	(city)	(state)	(zip)

Officer Name and Title Email Phone

For help completing this form, please call Investor Services at 833-697-7253	2

Subscription Agreement

5.	DISTRIBUTIONS (select only one)

COMPLETE THIS SECTION TO ELECT HOW TO RECEIVE YOUR DIVIDEND DISTRIBUTIONS. If this section is not completed, the Company will default to sending the investor’s cash distributions out by check to his or her address of record provided in Section 4 or to the custodian indicated in Section 3, as applicable.

PLEASE SELECT ONE OF THE FOLLOWING OPTIONS/PAYMENT METHODS

Payment by check or electronic deposit

I (We) choose to have distributions paid using the payment method selected below. If no payment method is selected, the Company will mail a check to the address or custodian of record.

☐	Mail Check to the address of record.

For custodial accounts, funds will be sent to custodian of record.

☐	I (We) choose to have distributions electronically deposited in a checking, savings or brokerage account.

In order to receive distributions electronically, you must also complete the direct deposit enrollment form found on the Company’s website and return it to the address set forth in the form.

I (We) authorize the Company or its agent to deposit my distribution/dividend to my brokerage, checking or savings account. This authority will remain in force until I notify the Company in writing to cancel. If the Company deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

6.	TRANSFER ON DEATH BENEFICIARY INFORMATION

(Individual or Joint Account with rights of survivorship only.) (Not available for Louisiana and North Carolina Residents.) (Beneficiary Date of Birth required. Whole percentages only; must equal 100%.) ** Please note that such transfer is still subject to the transfer restrictions set forth in the Company’s charter.

First Name (MI) Last Name	SSN	Date of Birth (MM/DD/YYYY)	☐ Primary ☐ Secondary %

First Name (MI) Last Name	SSN	Date of Birth (MM/DD/YYYY)	☐ Primary ☐ Secondary %

First Name (MI) Last Name	SSN	Date of Birth (MM/DD/YYYY)	☐ Primary ☐ Secondary %

First Name (MI) Last Name	SSN	Date of Birth (MM/DD/YYYY)	☐ Primary ☐ Secondary %

For help completing this form, please call Investor Services at 833-697-7253	3

Subscription Agreement

7.	SUBSCRIBER ACKNOWLEDGEMENTS AND SIGNATURES

The Company is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information (to the extent not already provided in this Subscription Agreement), the Company may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is and will be true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Please carefully read and separately initial each of the representations below (a)-(g). The undersigned hereby confirms this Subscription Agreement to purchase the Shares on the terms and conditions set forth herein and acknowledges and/or represents (or in the case of fiduciary accounts, the person authorized to sign on the subscriber's behalf) the following:

All Items in this Section Must be Read and Initialed	Owner	Co-Owner

(a) I (We) have received and read the prospectus and any supplements thereto (which incorporates by reference various Securities and Exchange Commission-filed documents) wherein the terms and risks of the offering are described.

(b) I am (We are) purchasing Shares for my (our) own account.
(c) I am (We are) in compliance with the USA PATRIOT Act and not on any governmental authority watch list.
(d) I (We) acknowledge that the Shares are not liquid, there is no public market for the Shares, and I (we) may not be able to sell the Shares.
(e) My (Our) purchasing and holding of the Shares hereto is not in excess of the Aggregate Stock Ownership Limit contained in, and as defined in, the Company’s charter.

(f) I (We) am (are) either (i) a “U.S. person(s)” for U.S. federal income tax purposes and represent that I (we) have completed, signed, dated and returned to the Company either (1) an Internal Revenue Service (“IRS”) Form W-9 “Request for Taxpayer Identification Number and Certification” in accordance with the instructions accompanying such form, or (2) the Substitute IRS Form W-9 Certification below, or (ii) not a “U.S. person(s)” for U.S. federal income tax purposes and represent that I (we) have completed, signed, dated and returned to the Company an applicable IRS Form W-8 (either a W-8BEN, W-8BEN-E, W-8IMY, W-8EXP, or a W-8ECI) in accordance with the instructions accompanying such form, and to the extent I (we) have provided an IRS Form W-8IMY, I (we) further have provided to the Company properly completed and executed withholding certificates for my (our) beneficial owners, as well as a withholding statement prepared in accordance with the instructions to the IRS Form W-8IMY (which such withholding statement shall describe, among other things, how items of income shall be allocated among such beneficial owners).

(g) To the extent applicable, I (we) agree to provide and periodically update any information the Company deems necessary to comply with any requirement imposed by Sections 1471 – 1474 of the Internal Revenue Code and the Treasury regulations and other guidance thereunder, and take any other actions required by such provisions, in order to reduce withholding taxes. I (We) acknowledge that if I (we) fail to comply with the preceding requirement on a timely basis, I (we) may be subject to a 30% U.S. federal withholding tax on (1) U.S. source dividends, interest and certain other income and (2) gross proceeds from the sale or other disposition of U.S. stocks, debt instruments and certain other assets.

Substitute Internal Revenue Service (“IRS”) Form W-9 Certification

I (We) declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by the Company in connection with my (our) investment in the Company. I hereby certify, under penalty of perjury, that (i) the taxpayer identification number shown on the Subscription Agreement is correct; (ii) that I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; (iii) I am a U.S. citizen or other U.S. person (including a U.S. resident alien); and (iv) the FATCA code I have entered below (if applicable) exempting me from FATCA withholding is correct.

For help completing this form, please call Investor Services at 833-697-7253	4

Subscription Agreement

Definition of a U.S. person – For U.S. federal tax purposes, you are considered a U.S. person if you are:

(1)	an individual citizen or resident of the United States,

(2)	a partnership or any entity taxable as a partnership created or organized in or under the laws of the United States, any state or political subdivision thereof or the District of Columbia,

(3)	a corporation or any entity taxable as a corporation created or organized in or under the laws of the United States, any state or political subdivision thereof or the District of Columbia,

(4)	an estate the income of which is subject to U.S. federal income taxation regardless of its source, or

(5)

a trust (a) if it is subject to the primary supervision of a U.S. court and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) that has a valid election in effect under applicable Treasury regulations to be treated as a U. S. person.

Certification instructions: You must cross out item (ii) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. A list of exempt payee codes and exemption from FATCA reporting codes can be found in the instructions to the Form W-9, located at https://www.irs.gov/forms-pubs/about-form-w-9.

Exempt Payee Code (If Any): _________	Exemption from FATCA Reporting Code (If Any): _________

We have the right to accept or reject this subscription in whole or in part. As used above, the singular includes the plural in all respects if Shares are being acquired by more than one person. This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the laws of the State of Maryland without giving effect to the principles of conflict of laws.

By executing this Subscription Agreement, the subscriber is not waiving any rights under federal or state law.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Owner (or fiduciary authorized to sign for subscriber) Signature	Date

Co-Owner Signature	Date

For help completing this form, please call Investor Services at 833-697-7253	5

Subscription Agreement

8.	FINANCIAL REPRESENTATIVE (all fields must be completed)

The undersigned confirm(s) on behalf of the broker-dealer, financial institution or Registered Investment Advisor (collectively, the “Firm”) that they (i) are registered and/or properly licensed in the state in which the sale of the Shares to the investor executing this Subscription Agreement will be made and that the offering of the Shares is registered for sale, or exempt from registration, in such state; (ii) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (iii) have discussed such investor's prospective purchase of Shares with such investor; (iv) have advised such investor of all pertinent facts with regard to the fundamental risks of the investment, including the lack of liquidity and marketability of the Shares; (v) have delivered a current prospectus and related supplements, if any, to such investor; (vi) have reasonable grounds to believe that the investor is purchasing these Shares for his or her own account; (vii) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor; (vii) have reasonable grounds to believe that the undersigned will obtain and retain records relating to such investor's suitability for a period of six years; (ix) have reasonable grounds to believe that such investor meets the suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any; (x) have reasonable grounds to believe that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto and that such investor has an understanding of the fundamental risks of the investment, the background and qualifications of the persons managing the Company and the tax consequences of purchasing and owning Shares. The undersigned represents and certifies that, if the investor is a “retail customer” as defined in Regulation Best Interest, (i) the undersigned has a reasonable basis to believe that (a) a purchase of Shares would be in the best interest of the investor based upon the investor's investment profile and the potential risks, rewards, and costs associated with such an investment and (b) the undersigned has not placed his or her interests or those of the Firm ahead of the interest of the investor in recommending such investment and (ii) the undersigned and the Firm have complied with any applicable enhanced standard of conduct, including, but not limited to, the other requirements of Regulation Best Interest, including providing Form CRS to the investor, in relation to the proposed purchase of Shares. The undersigned financial representative further represents and certifies that in connection with this subscription for Shares, he or she has complied with and has followed all applicable policies and procedures under his or her firm's existing Anti-Money Laundering Program and Customer Identification Program.

Broker-Dealer or RIA Firm Name

Financial Representative Name

Mailing Address
	(street)	(city)	(state)	(zip)

Email Address	Business Phone #		Fax#

Broker-Dealer CRD #	Branch #		Advisor CRD #

☐

Check this box to indicate that the subscription is made through the Registered Investment Advisor (RIA) in its capacity as the RIA and not in its capacity as a Registered Representative of a Broker-Dealer, and if applicable, whose agreement with the subscriber includes a fixed or “wrap” fee feature for advisory and related brokerage services. I understand that by checking the above box, I will not receive a selling commission.

Financial Representative Signature	Date

Principal Signature (if applicable)	Date

For help completing this form, please call Investor Services at 833-697-7253	6

Subscription Agreement

9.	INVESTMENT INSTRUCTIONS

BY WIRE TRANSFER

UMB Bank, N.A., Escrow Agent for NexPoint Real Estate Finance, Inc.

928 Grand Blvd

Kansas City, MO 64106

ABA Routing No: 101000695

Account Number: 9800006823

Account Name: Trust Clearance

Ref: NexPoint RE Finance Escrow 161610.1

Attn: Lara Stevens

For Further Credit: Investor Name

Note: All wires must be received by the escrow agent no later than 2 business days before closing.

FOR CUSTODIAN ACCOUNTS: Forward Subscription Agreement to the Custodian

PLEASE SEND ALL PAPERWORK ELECTRONICALLY OR BY MAIL TO THE ESCROW AGENT:

UMB Bank, National Association
928 Grand Blvd, 12th Floor

Corporate Trust & Escrow Services
Kansas City, MO 64106
Attention: Lara L. Stevens
Telephone: 816-860-3017
Fax: 816-860-3029
Email: escrows@umb.com

For help completing this form, please call Investor Services at 833-697-7253	7